Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Supplement dated June 25, 2021
to the Statement of Additional Information (SAI)
dated February 28, 2021

The Tocqueville Fund (TOCQX)
The Tocqueville Opportunity Fund (TOPPX)
The Tocqueville Phoenix Fund (TOPHX) (together, the “Funds”)
each a series of the Tocqueville Trust (the “Trust”)

Effective June 1, 2021, Helen Balk has resigned as the Treasurer of the Trust. As a result, all references to Helen Balk are deleted in their entirety from the Trust's SAI.

Effective June 1, 2021, Jeff Zatkowsky has been appointed as the Treasurer of the Trust. As a result, the section entitled “Management of the Funds” in the SAI is hereby revised as follows:

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEES[2] AND OFFICERS
Jeff Zatkowsky Year of Birth: 1970	Treasurer	Indefinite Term, Since June 2021	Chief Financial Officer, SMT Financial Corporation, December 2019 - February 2021; Controller, Summit Financial Corporation, August 2014 – November 2019.	N/A	N/A

Please retain this Supplement for your reference.